                                                                   EXHIBIT 10.24


                             MANUFACTURING AGREEMENT
                             -----------------------

                                     BETWEEN
                                     -------

                              CROSSCOMM CORPORATION
                              ---------------------

                                       AND
                                       ---

                     LOCKHEED COMMERCIAL ELECTRONICS COMPANY
                     ---------------------------------------

                               AMENDMENT NUMBER 3
                               ------------------


Section 3.1 is amended to read:

     3.1 This agreement shall commence as of the Effective Date and continue through June 30, 1997. The term of this Agreement may automatically be renewed for additional successive terms of 6 months each unless at least 90 days before the end of the then current term either party gives notice in writing to the other party of its intent to terminate this Agreement at the end of the then-current term.


LOCKHEED COMMERCIAL ELECTRONICS COMPANY    CROSSCOMM CORPORATION

BY:                                        BY:

/s/ Roger M. Damphousse                    /s/ David A. Westall, II
----------------------------------------   ------------------------------------
Roger M. Damphousse                        David A. Westall, II
President                                  Director, Manufacturing
Lockheed Commercial Electronics Company    CrossComm Corporation

Date: 2/14/97                              Date: 2-10-97
     ----------------                           ----------------